EXHIBIT 10.9

                             STOCK PLEDGE AGREEMENT



         THIS STOCK PLEDGE AGREEMENT (this "Pledge Agreement") is entered into as of July 29, 2004 among INFOCROSSING, INC., a Delaware corporation (the "Borrower"), INFOCROSSING SOUTHEAST, INC., a Georgia corporation formerly known as Amquest, Inc. ("Southeast"), INFOCROSSING WEST, INC., a California corporation formerly known as ITO Acquisition Corporation and doing business as Systems Management Specialists ("West") (Southeast and West hereinafter are referred to individually as a "Guarantor," and collectively as "Guarantors"; and together with the Borrower, each individually a "Pledgor," and collectively the "Pledgors") and CAPITALSOURCE FINANCE LLC, in its capacity as agent (in such capacity, the "Agent") for the lenders from time to time party to the Acquisition Loan Agreement described below (the "Lenders").


                                    RECITALS

                  WHEREAS, pursuant to that certain Acquisition Loan Agreement, dated as of the date hereof (as amended, modified, extended, renewed or replaced and in effect from time to time, the "Acquisition Loan Agreement"), among the Borrower, the Lenders and the Agent, the Lenders have agreed to make and hold Loans upon the terms and subject to the conditions set forth therein; and

                  WHEREAS, it is a condition precedent to the effectiveness of the Acquisition Loan Agreement that the Pledgors shall have executed and delivered this Pledge Agreement to the Agent for the ratable benefit of the Lenders.

                  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Acquisition Loan Agreement, and "Secured Obligations" shall have the meaning set forth in the Security Agreement.

2. Pledge and Grant of Security Interest. To secure the prompt payment and performance in full when due, whether by lapse of time or otherwise, of the Secured Obligations, each Pledgor hereby grants, pledges and assigns to the Agent, for the ratable benefit of the Lenders, and grants to the Agent, for the ratable benefit of the Lenders, a continuing first priority security interest in and Lien on any and all right, title and interest of such Pledgor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the "Pledged Collateral"):

(a) Pledged Shares. (i) 100% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding shares of Capital Stock owned by such Pledgor of each Domestic Subsidiary set forth on
         Schedule 2(a) attached hereto, and (ii) (A) 65% of the issued and outstanding voting shares of each class of Capital Stock and (B) 100% of the issued and outstanding non-voting shares of each class of Capital Stock (or, in each case, if less, the full amount owned by such Pledgor) of each Foreign Subsidiary set forth on Schedule 2(a) attached hereto, in each case together with the certificates (or other agreements or instruments), if any, representing such shares, and all options and other rights, contractual or otherwise, with respect thereto (collectively, together with the shares of Capital Stock described in Sections 2(b) and 2(c) below, the "Pledged Shares"), including, but not limited to, the following:

                           (y) subject to the limitations set forth above in
                  respect of Foreign Subsidiaries, all Capital Stock representing a dividend on any of the Pledged Shares, or representing a distribution or return of capital upon or in respect of the Pledged Shares, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder of, or otherwise in respect of, the Pledged Shares; and

                           (z) without affecting the obligations of the Pledgors
                  under any provision prohibiting such action hereunder or under the Acquisition Loan Agreement, in the event of any consolidation or merger involving the issuer of any Pledged Shares and in which such issuer is not the surviving corporation, all shares of each class of the Capital Stock of the successor corporation formed by or resulting from such consolidation or merger.

(b) Additional Shares. 100% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding shares of Capital Stock owned by such Pledgor of any Person which hereafter becomes a Domestic Subsidiary and (i) 65% of the voting Capital Stock and (ii) 100% of the non-voting Capital Stock owned by such Pledgor (or, in each case, if less, the full amount owned by such Pledgor) of any Person which hereafter becomes a direct Foreign Subsidiary, including, without limitation, the certificates, if any, representing such shares.

(c) Proceeds. All proceeds and products of the foregoing, however and whenever acquired and in whatever form.

         Without limiting the generality of the foregoing, it is hereby specifically understood and agreed that a Pledgor may from time to time hereafter deliver additional shares of Capital Stock to the Agent as collateral security for the Secured Obligations. Upon delivery to the Agent, such additional shares of Capital Stock shall be deemed to be part of the Pledged Collateral of such Pledgor and shall be subject to the terms of this Pledge Agreement whether or not Schedule 2(a) is amended to refer to such additional shares.

3. Security for Secured Obligations. The security interest created hereby in the Pledged Collateral of each Pledgor constitutes continuing collateral security for all of the Secured Obligations, now existing or hereafter arising pursuant to the Loan Documents, owing from the Borrower or any other Loan Party to any Lender or the Agent, howsoever evidenced, created, incurred or acquired, whether primary, secondary, direct, contingent, or joint and several, including, without limitation, liabilities incurred in connection with collecting and enforcing the foregoing.

4. Delivery of the Pledged Collateral. Each Pledgor hereby agrees that:

(a) Each Pledgor shall deliver to the Agent (i) simultaneously with or prior to the execution and delivery of this Pledge Agreement, all certificates representing the Pledged Shares of such Pledgor and (ii) promptly upon the receipt thereof by or on behalf of a Pledgor, all other certificates and instruments constituting Pledged Collateral of a Pledgor. Prior to delivery to the Agent, all such certificates and instruments constituting Pledged Collateral of a Pledgor shall be held in trust by such Pledgor for the benefit of the Agent pursuant hereto. All such certificates shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in
         Schedule 4(a) attached hereto, accompanied by an irrevocable proxy coupled with an interest duly executed by such Pledgor in form and substance satisfactory to Agent.

(b) Additional Securities. Subject to the limitations applicable to shares of Foreign Subsidiaries set forth in Section 2(a), if such Pledgor shall receive by virtue of its being or having been the owner of any Pledged Collateral, any (i) certificate evidencing Capital Stock, including without limitation, any certificate representing a dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock splits, spin-off or split-off, promissory notes or other instrument; (ii) option or right, whether as an addition to, substitution for, or an exchange for, any Pledged Collateral or otherwise; (iii) dividends payable in securities; or
         (iv) distributions of securities in connection with a partial or total liquidation, dissolution or reduction of capital, capital surplus or paid-in surplus, then such Pledgor shall receive such certificate, instrument, option, right, or distribution in trust for the benefit of the Agent, shall segregate it from such Pledgor's other property and shall deliver it forthwith to the Agent in the exact form received together with any necessary endorsement and/or appropriate transfer power duly executed in blank, substantially in the form provided in
         Schedule 4(a), accompanied by an irrevocable proxy coupled with an interest duly executed by such Pledgor in form and substance satisfactory to Agent, to be held by the Agent as Pledged Collateral and as further collateral security for the Secured Obligations.

(c) Financing Statements. For so long as this Pledge Agreement is in effect and until this Pledge Agreement is terminated in accordance with Section 15(a) hereof, each Pledgor authorizes the Agent to prepare and file such UCC or other applicable financing statements as may be reasonably requested by the Agent in order to perfect and protect the security interest created hereby in the Pledged Collateral of such Pledgor.

5. Representations and Warranties. Each Pledgor hereby represents and warrants to the Agent, for the ratable benefit of the Lenders, as follows:

(a) Authorization of Pledged Shares. The Pledged Shares are duly authorized and validly issued, are fully paid and nonassessable and are not subject to the preemptive rights of any Person. All other shares of Capital Stock constituting Pledged Collateral will be duly authorized and validly issued, fully paid and nonassessable and not subject to the preemptive rights of any Person.

(b) Title. Each Pledgor has good and indefeasible title to the Pledged Collateral of such Pledgor and will at all times be the legal and beneficial owner of such Pledged Collateral free and clear of any Lien, other than Liens permitted by Section
                  6.3 of the Acquisition Loan Agreement. There exists no "adverse claim" within the meaning of Section 8-302 of the Uniform Commercial Code as in effect in the State of New York (the "UCC") as of the date hereof with respect to the Pledged Shares of such Pledgor.

(c) Exercising of Rights. As of the Closing Date, the exercise by the Agent of its rights and remedies hereunder will not violate any law or governmental regulation of the United States or any state (assuming that the Agent's exercise of remedies complies with laws affecting the offering and sale of securities) or any material contractual restriction binding on or affecting a Pledgor or any of its property.

(d) Pledgor's Authority. The execution, delivery and performance by each Pledgor of this Pledge Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate actions on the part of such Pledgor and pursuant to all necessary consents required therefor except as set forth in the Acquisition Loan Agreement. This Pledge Agreement has been duly executed and delivered by each Pledgor and constitutes the legal, valid and binding obligation of such Pledgor, enforceable against such Pledgor in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors' rights generally and to the effect of general principles of equity which may limit the availability of equitable remedies (whether in a proceeding at law or in equity). No authorization, approval or action by, and no notice or filing with any Governmental Authority or with the issuer of any Pledged Shares or with any other Person is required either (i) for the pledge made by a Pledgor or for the granting of the security interest by a Pledgor pursuant to this Pledge Agreement or (ii) for the exercise by the Agent or the Lenders of their rights and remedies hereunder (except as may be required by laws affecting the offering and sale of securities).

(e) Security Interest/Priority. This Pledge Agreement creates a valid security interest in favor of the Agent for the ratable benefit of the Lenders in the Pledged Collateral. The taking possession by the Agent of the certificates representing the Pledged Shares and all other certificates and instruments constituting Pledged Collateral will perfect and establish the first priority of the Agent's security interest in the Pledged Shares and, when properly perfected by filing or registration, in all other Pledged Collateral represented by such Pledged Shares and instruments securing the Secured Obligations (except with respect to any Pledged Collateral, including any Pledged Shares, subject to a Lien permitted by Section 6.3(l) of the Acquisition Loan Agreement after the Closing Date) to the extent such security interest can be perfected by filing under the UCC. Except as set forth in this Section 5(e), no action is necessary to perfect or otherwise protect such security interest to the extent such security interest can be perfected by filing under the UCC.

(f) No Other Shares. As of the Closing Date, no Pledgor owns any shares of Capital Stock other than as set forth on Schedule 2(a) attached hereto.

(g) Partnership and Limited Liability Company Interests. Except as disclosed to the Agent as of the Closing Date, none of the Pledged Shares consisting of partnership or limited liability company interests (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a security governed by Article 8 of the UCC, (iii) is an investment company security, (iv) is held in a securities account or (v) constitutes a "security" or a "financial asset" as such terms are defined in Article 8 of the UCC.

(h) No Conflicts. The execution, delivery and performance by each Pledgor of this Pledge Agreement and the consummation of the pledge contemplated hereby and the granting and creation of the security interest and Liens contemplated hereby do not and will not (1) conflict with or violate any provision of any applicable law, statute, rule, regulation, ordinance, license or tariff or any judgment, decree or order of any court or other Governmental Authority binding on or applicable to any Pledgor or any of their respective properties or assets; (2) conflict with, result in a breach of, constitute a default of or an event of default under, or an event, fact, condition or circumstance which, with notice or passage of time, or both, would constitute or result in a conflict, breach, default or event of default under, require any consent not obtained under, or result in or require the acceleration of any indebtedness pursuant to, any indenture, agreement or other instrument to which any Pledgor is a party or by which it or any of their properties or assets are bound or subject except as set forth in the Acquisition Loan Agreement; (3) if applicable, conflict with or violate any provision of the certificate of incorporation or by-laws of any Pledgor or any agreement by and between any Pledgor and its shareholders or equity owners or among any such shareholders or equity owners; or (4) result in the creation or imposition of any Lien of any nature whatsoever upon any of the properties or assets of any Pledgor (except as contemplated herein).

(i)               [Reserved].

(j) Litigation and Compliance; Other Agreements. There is no action, suit, proceeding or investigation pending or, to each Pledgor's knowledge, threatened, before or by any court, arbitrator or Governmental Authority (1) against or affecting the Pledged Collateral, such Pledgor, this Pledge Agreement or the transactions contemplated by this Pledge Agreement, or (2) that questions or could reasonably be expected to prevent the validity of this Pledge Agreement or the right or ability of such Pledgor to execute or deliver this Pledge Agreement or to consummate the transactions contemplated by this Pledge Agreement or to create or grant the Liens and security interests contemplated by this Pledge Agreement. No Pledgor nor any entity whose securities constitute part of the Pledged Collateral is (i) a party to any judgment, order or decree or any agreement, document or instrument, or subject to any restriction, which would materially adversely affect its ability to execute and deliver, or perform under, this Pledge Agreement, or (ii) in default in the performance, observance or fulfillment of any obligation, covenant or condition contained in any agreement, document or instrument to which it is a party or to which any of its properties or assets are subject, which default, if not remedied within any applicable grace or cure period, could reasonably be expected to have or be a Material Adverse Effect, nor is there any event, fact, condition or circumstance which, with notice or passage of time or both, would constitute or result in a conflict, breach, default or event of default under, any of the foregoing which, if not remedied within any applicable grace or cure period could reasonably be expected to have or be a Material Adverse Effect.

(k) Full Disclosure. No statement of fact made by or on behalf of any Pledgor in this Pledge Agreement contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained therein or herein not misleading. There is no fact presently known to any Pledgor which has not been disclosed to the Lenders in writing which has had or, as far as such Pledgor can reasonably foresee, could reasonably be expected to have a Material Adverse Effect.

6. Covenants. Each Pledgor hereby covenants, that so long as any Loans are outstanding or any other amount is due and owing to any Lender or the Agent under the Acquisition Loan Agreement or under any other Loan Document, such Pledgor shall:

(a) Books and Records. Mark its books and records (and shall cause the issuer of the Pledged Shares of such Pledgor to mark its books and records) to reflect the security interest granted to the Agent, for the ratable benefit of the Lenders, pursuant to this Pledge Agreement.

(b) Defense of Title. Warrant and defend title to and ownership of the Pledged Collateral of such Pledgor at its own expense against the claims and demands of all other parties claiming an interest therein, keep the Pledged Collateral free from all Liens, except for Liens permitted by Section 6.3 of the Acquisition Loan Agreement, and not sell, exchange, transfer, assign, lease or otherwise dispose of Pledged Collateral of such Pledgor or any interest therein, except as permitted under the Acquisition Loan Agreement and the other Loan Documents.

(c) Further Assurances. Promptly execute and deliver at its expense all further instruments and documents and take all further action that may be reasonably necessary and desirable or that the Agent may reasonably request in order to (i) perfect and protect the security interest created hereby in the Pledged Collateral of such Pledgor (including without limitation any and all action necessary to satisfy the Agent that the Agent has obtained a first priority perfected security interest in any Capital Stock); (ii) enable the Agent to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral of such Pledgor; and (iii) otherwise effect the purposes of this Pledge Agreement (including, without limitation and if requested by the Agent, delivering to the Agent irrevocable proxies in respect of the Pledged Collateral of such Pledgor upon the occurrence and during the continuance of an Event of Default). Without limiting the foregoing, upon the exercise by Secured Party or any Lender or any of its or their Affiliates or agents of any right or remedy which requires any consent, approval or registration with, or consent, qualification or authorization by, any Person, each Pledgor shall execute and deliver, or cause the execution and delivery of, all applications, certificates, instruments and other documents that Agent or any Lender or its or their Affiliates or agents may be required to obtain for such consent, approval, registration, qualification or authorization. Each Pledgor hereby appoints Agent, for the ratable benefit of the Lenders, as its attorney-in-fact (without requiring Agent to act as such), with full power of substitution, which appointment as attorney-in-fact is irrevocable and coupled with an interest, effective upon the occurrence and during the continuance of and Event of Default, to take all such actions, whether in the name of Agent, for the ratable benefit of the Lenders, or such Pledgor, as Agent in its discretion may consider necessary or desirable with respect to the foregoing (to the extent such Pledgor fails to so execute and/or file any of the foregoing within two (2) Business Days of Agent's request or the time when such Pledgor is otherwise obligated to do so). Each Pledgor will pay all costs associated with respect to the foregoing, including without limitation, the cost of filing any of the foregoing in all public offices or other locations wherever Agent deems filing to be necessary or desirable. Each Pledgor shall deliver to Agent any and all documentary tax stamps and other documents necessary to cause Agent, for the ratable benefit of the Lenders, to have a good, valid and perfected continuing first priority pledge of and Lien on the Pledged Collateral of such Pledgor (free and clear of any other Liens), including, without limitation, any necessary notations in the books or other records of such Pledgor. If such Pledgor fails to timely do so, Agent shall have the right (but not the obligation) to pay any taxes relating to the Pledged Collateral of such Pledgor and any costs to preserve the Pledged Collateral of such Pledgor, which payments shall be part of the Secured Obligations. No injury to, or loss or destruction of any of, the Pledged Collateral or any Material Adverse Effect shall relieve any Pledgor of any of the Secured Obligations.

(d) Amendments. Not, except as provided herein or as may be permitted under the Acquisition Loan Agreement, make or consent to any amendment or other modification or waiver with respect to any of the Pledged Collateral of such Pledgor or enter into any agreement or allow to exist any restriction with respect to any of the Pledged Collateral of such Pledgor.

(e) Compliance with Securities Laws. File all reports and other information now or hereafter required to be filed by such Pledgor with the United States Securities and Exchange Commission and any other state, federal or foreign agency in connection with the ownership of the Pledged Collateral of such Pledgor.

(f) Issuance or Acquisition of Capital Stock. Not without giving prior written notice to the Agent and executing and delivering, or causing to be executed and delivered within ten (10) days, to the Agent such agreements, documents and instruments as the Agent may reasonably require, issue or acquire any Capital Stock consisting of an interest in a partnership or a limited liability company that (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a security governed by Article 8 of the UCC, (iii) is an investment company security, (iv) is held in a securities account or (v) constitutes a "security" or a "financial asset" as such terms are defined in Article 8 of the UCC.

7. Advances by Lenders. On failure of any Pledgor to perform any of the covenants and agreements contained herein, after notice by Agent, the Agent may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Agent or the Lenders may make for the protection of the security hereof or which may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Pledgors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the default rate specified in Section 2.4 of the Acquisition Loan Agreement. No such performance of any covenant or agreement by the Agent or the Lenders on behalf of any Pledgor, and no such advance or expenditure therefor, shall relieve the Pledgors of any default under the terms of this Pledge Agreement or the other Loan Documents, provided that if such default shall no longer be continuing as a result of the performance of any covenant or agreement by the Agent or the Lenders, or an advance or expenditure therefor, upon reimbursement by any Obligor (as defined in the Security Agreement) of the Agent or the Lender, as applicable, for any sums expended therefor, such default shall be cured. The Lenders may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by a Pledgor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP provided that the Agent has given written notice to the applicable Obligor of its intent to pay such sums.

8. Events of Default. The occurrence of an event which under the Acquisition Loan Agreement would constitute a Default or Event of Default shall be a Default or Event of Default, as the case may be, hereunder.

9.                Remedies.

(a) General Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, the Agent and the Lenders shall have, in respect of the Pledged Collateral of any Pledgor, in addition to the rights and remedies provided herein, in the Loan Documents or by law, the rights and remedies of a secured party under the UCC or any other applicable law.

(b) Sale of Pledged Collateral. Upon the occurrence of an Event of Default and during the continuation thereof, without limiting the generality of this Section and without notice, the Agent may, in its sole and absolute discretion, sell or otherwise dispose of or realize upon the Pledged Collateral, or any part thereof, in one or more parcels, at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as the Agent may deem commercially reasonable, for cash, credit or for future delivery or otherwise, in each case in accordance with applicable law. To the extent permitted by law, any Lender may in such event, bid for the purchase of such securities. Each Pledgor agrees that, to the extent notice of sale shall be required by law and has not been waived by such Pledgor, any requirement of reasonable notice shall be met if notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to such Pledgor, in accordance with the notice provisions of Section 9.2 of the Acquisition Loan Agreement at least ten (10) days before the time of such sale. The Agent shall not be obligated to make any sale of Pledged Collateral of such Pledgor regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(c) Private Sale. Upon the occurrence of an Event of Default and during the continuation thereof, the Pledgors recognize that the Agent may deem it impracticable to effect a public sale of all or any part of the Pledged Shares or any of the securities constituting Pledged Collateral and that the Agent may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner and that the Agent shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933. Each Pledgor further acknowledges and agrees that any offer to sell such securities which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such offer may be advertised without prior registration under the Securities Act of 1933), or (ii) made privately in the manner described above, shall be deemed to involve a "public sale" under the UCC, notwithstanding that such sale may not constitute a "public offering" under the Securities Act of 1933, and the Agent may, in such event, bid for the purchase of such securities.

(d) Retention of Pledged Collateral. In addition to the rights and remedies hereunder, upon the occurrence and during the continuance of an Event of Default, the Agent may, after providing the notices required by Section 9-621 of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, retain all or any portion of the Pledged Collateral in satisfaction of the Secured Obligations. Unless and until the Agent shall have provided such notices, however, the Agent shall not be deemed to have retained any Pledged Collateral in satisfaction of any Secured Obligations for any reason.

(e) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Agent or the Lenders are legally entitled, the Pledgors shall be jointly and severally liable for the deficiency, together with interest thereon at the default rate specified in Section 2.4 of the Acquisition Loan Agreement, together with the costs of collection and the reasonable fees of any attorneys employed by the Agent to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Pledgors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

(f) Right of Agent to Appoint Receiver. Without limiting and in addition to any other rights, options and remedies Agent and Lenders have hereunder or under the Loan Documents, the UCC, at law or in equity, upon the occurrence and continuation of an Event of Default to the extent permitted by law, Agent and Lenders shall have the right to apply for and have a receiver appointed by a court of competent jurisdiction in any action taken by Agent and Lenders to enforce their rights and remedies in order to manage, protect and preserve the Pledged Collateral and continue the operation of the businesses of the Pledgors and their Subsidiaries and to collect all revenues and profits thereof and apply the same to the payment of all expenses and other charges of such receivership including the compensation of the receiver and to the payments as aforesaid until a sale or other disposition of such Pledged Collateral shall be finally made and consummated.

10.               Rights of the Agent.

(a) Power of Attorney. In addition to other powers of attorney contained herein, each Pledgor hereby designates and appoints the Agent, on behalf of the Lenders, and each of its designees or agents as attorney-in-fact of such Pledgor, irrevocably and with full power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default whether in the name of the Agent, any Lender or any Pledgor, as Agent may consider necessary or desirable for the purpose of exercising such actions:
(i) to demand, collect, settle, compromise, adjust and give discharges and releases concerning the Pledged Collateral of such Pledgor, all as the Agent may reasonably determine;

(ii) to commence and prosecute any actions at any court for the purposes of collecting any of the Pledged Collateral of such Pledgor and enforcing any other right in respect thereof;

(iii) to pay or discharge taxes, liens, security interests, or other encumbrances levied or placed on or threatened against the Pledged Collateral of such Pledgor;

(iv) to direct any parties liable for any payment under any of the Pledged Collateral to make payment of any and all monies due and to become due thereunder directly to the Agent or as the Agent shall direct;

(v) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Pledged Collateral of such Pledgor;

(vi) to sign and endorse any drafts, assignments, proxies, transfer powers, verifications, notices and other documents relating to the Pledged Collateral of such Pledgor;

(vii) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem reasonably appropriate;

(viii) execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, pledge agreements, affidavits, notices and other agreements, instruments and documents that the Agent may determine necessary in order to perfect and maintain the security interests and liens granted in this Pledge Agreement and in order to fully consummate all of the transactions contemplated herein;

(ix) to exchange any of the Pledged Collateral of such Pledgor or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Pledged Collateral of such Pledgor with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Agent may determine;

(x) to vote for a shareholder resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Pledged Shares of such Pledgor into the name of the Agent or one or more of the Lenders or into the name of any transferee to whom the Pledged Shares of such Pledgor or any part thereof may be sold pursuant to Section 10 hereof; and

(xi) to do and perform all such other acts and things as the Agent may reasonably deem to be necessary, proper or convenient in connection with the Pledged Collateral of such Pledgor.

         This power of attorney is a power coupled with an interest and shall be irrevocable for so long as this Pledge Agreement is in effect and until this Pledge Agreement is terminated in accordance with Section 15(a) hereof. The Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Agent in this Pledge Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Agent solely to protect, preserve and realize upon its security interest in Pledged Collateral.

(b) Performance by the Agent of Pledgor's Obligations. If any Pledgor fails to perform any agreement or obligation contained herein, after notice by Agent to Pledgor, the Agent itself may perform, or cause performance of, such agreement or obligation, and the expenses of the Agent incurred in connection therewith shall be payable by the Pledgors on a joint and several basis pursuant to Section 13 hereof.

(c) Assignment by the Agent. The Agent may from time to time assign the Secured Obligations and any portion thereof and/or the Pledged Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Agent under this Pledge Agreement in relation thereto.

(d) The Agent's Duty of Care in Respect of the Pledged Collateral. The Agent's sole duty with respect to the safe custody of the Pledged Collateral, while being held by the Agent hereunder, under Section 9-207 of the UCC (as defined in the Security Agreement), shall be substantially equal to that which the Agent accords its own property. Other than this duty, the Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Pledgors shall be responsible for the preservation of all rights in the Pledged Collateral of such Pledgor, and the Agent shall be relieved of all responsibility for Pledged Collateral upon surrendering it or tendering the surrender of it to the Pledgors. It is understood and agreed that the Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

(e)      Voting Rights in Respect of the Pledged Collateral.

(i) So long as no Default or Event of Default shall have occurred and be continuing, to the extent permitted by law, each Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral of such Pledgor or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or the Acquisition Loan Agreement; and

(ii) Upon the occurrence and during the continuance of a Default or Event of Default, all rights of a Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph (i) of this Section shall cease immediately and without notice to any Pledgor or action by or on behalf of Agent or any other Person and all such rights shall thereupon become vested solely and exclusively in the Agent for the ratable benefit of the Lenders automatically without any action by any Person which shall then have the sole right to exercise such voting and other consensual rights.

(f)      Dividend Rights in Respect of the Pledged Collateral.

(i) So long as no Default or Event of Default shall have occurred and be continuing and subject to Section 4(b) hereof, each Pledgor may receive and retain any and all dividends (other than dividends constituting Pledged Collateral which are addressed above) or interest paid in respect of the Pledged Collateral to the extent they are allowed under the Acquisition Loan Agreement.

(ii)     Upon the occurrence and during the continuance of a Default or Event of
         Default:

(A) all rights of a Pledgor to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to paragraph (i) of this Section shall cease immediately without any notice to such Pledgor or action by or on behalf of Agent or any other Person and all such rights shall thereupon be vested solely and exclusively in the Agent which shall then have the sole right to receive and hold as Pledged Collateral such dividends and interest payments; and

(B) all dividends and interest payments which are received by a Pledgor contrary to the provisions of paragraph (A) of this Section shall be received in trust for the benefit of the Agent, shall be segregated from other property or funds of such Pledgor, and shall be forthwith paid over to the Agent as Pledged Collateral in the exact form received, to be held by the Agent as Pledged Collateral and as further collateral security for the Secured Obligations.

(g) Release of Pledged Collateral. The Agent may release any of the Pledged Collateral from this Pledge Agreement or may substitute any of the Pledged Collateral for other Pledged Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Pledge Agreement as to any Pledged Collateral not expressly released or substituted, and this Pledge Agreement shall continue as a first priority lien on all Pledged Collateral not expressly released or substituted.

11. Rights of Required Lenders. All rights of the Agent hereunder, if not exercised by the Agent, may be exercised by the Required Lenders.

12. Application of Proceeds. Upon the acceleration of the Secured Obligations pursuant to Section 7 of the Acquisition Loan Agreement, any payments in respect of the Secured Obligations and any proceeds of any Pledged Collateral, when received by the Agent or any of the Lenders in cash or its equivalent, will be applied in the order set forth in Section 7 of the Acquisition Loan Agreement, and each Pledgor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Agent's sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

13. Costs of Counsel. At all times hereafter, the Pledgors agree to promptly pay upon demand any and all reasonable costs and expenses of the Agent or the Lenders, (a) as required under Section 9.5 of the Acquisition Loan Agreement and (b) subject to the limitations on the fees of counsel to the Agent and the Lenders set forth in Section 9.5 of the Acquisition Loan Agreement, as reasonably necessary to protect the Pledged Collateral or to exercise any rights or remedies under this Pledge Agreement or with respect to any Pledged Collateral, including the costs and expenses of the Agent's counsel and of any experts or agents that the Agent may incur in connection with (i) the administration of this Pledge Agreement, (ii) the custody, preservation, sale or collection of, or realization upon, any Pledged Collateral, and (iii) the failure of a Pledgor to perform or observe any covenant or agreement hereunder. All of the foregoing costs and expenses shall constitute Secured Obligations and Secured Obligations hereunder.

14. Indemnity. Without limitation of its indemnification obligations under the other Loan Documents, each Pledgor jointly and severally agrees to indemnify the Agent, each Lender, and each of their Affiliates and their respective members, partners, directors, officers, employees, agents and advisors of the Agent, each Lender and each of their Affiliates (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, fees and disbursements of counsel and in-house documentation and diligence fees and legal expenses (subject to any applicable limitation on the fees of counsel to the Agent and the Lenders set forth in Section 9.5 of the Acquisition Loan Agreement)) which may be imposed on, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Pledge Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Pledged Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

15.      Continuing Agreement.

(a) This Pledge Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until the Secured Obligations have been paid in full (other than any contingent indemnification obligations set forth in the Loan Documents). Upon such payment in full, this Pledge Agreement shall be automatically terminated and the Agent and the Lenders shall, upon the request and at the expense of the Pledgors, forthwith release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Obligors evidencing such termination.

(b) This Pledge Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Agent or any Lender as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Agent or any Lender in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

16. Amendments; Waivers; Modifications; No Waiver of Defaults. This Pledge Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in
         Section 9.1 of the Acquisition Loan Agreement.

17. Successors in Interest. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall be binding upon each Pledgor, its successors and assigns and shall inure, together with the rights and remedies of the Agent and the Lenders hereunder, to the benefit of the Agent and the Lenders and their successors and permitted assigns; provided, however, that none of the Pledgors may assign its rights or delegate its duties hereunder without the prior written consent of each Lender or the Required Lenders, as required by the Acquisition Loan Agreement. To the fullest extent permitted by law, each Pledgor hereby releases the Agent and each Lender, and its successors and assigns, from any liability for any act or omission relating to this Pledge Agreement or the Pledged Collateral, except for any liability arising from the gross negligence or willful misconduct of the Agent, or such Lender, or its officers, employees or agents.

18. Notices. All notices required or permitted to be given under this Pledge Agreement shall be in conformance with Section 9.2 of the Acquisition Loan Agreement.

19. Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart.

20. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Pledge Agreement.

21. Governing Law; Submission to Jurisdiction; Venue. THIS PLEDGE AGREEMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Each Pledgor hereby irrevocably and unconditionally: (i) submits for itself and its property in any legal action or proceeding relating to this Pledge Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof; (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth in subsection 9.2 of the Acquisition Loan Agreement or at such other address of which the Agent shall have been notified pursuant thereto;
         (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right of Agent or any Lender to bring proceedings against a Pledgor in the courts of any other jurisdiction having jurisdiction; (v) agrees that any judicial proceedings against Agent or any Lender involving, directly or indirectly, the Secured Obligations, any Loan Document or any related agreement shall be brought only in courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof; and (vi) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

22. Waiver of Jury Trial. EACH PLEDGOR, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

23. Severability. If any provision of any of this Pledge Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

24. Entirety. This Pledge Agreement and the other Loan Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents or the transactions contemplated herein and therein.

25. Survival. All representations and warranties of the Pledgors hereunder shall survive the execution and delivery of this Pledge Agreement, and the other Loan Documents, the delivery of the Notes and the making of the Loans.

26. Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Pledged Collateral (including, without limitation, real and other personal property owned by a Pledgor), or by a guarantee, endorsement or property of any other Person, then the Agent and the Lenders shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence and during the continuation of any Event of Default, and the Agent and the Lenders have the right, in their sole discretion, to determine which rights, security, liens, security interests or remedies the Agent and the Lenders shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Agent's and the Lenders' rights or the Secured Obligations under this Pledge Agreement or under any other of the Loan Documents.

         27. Joint and Several Obligations of Pledgors.

                  (a) Each of the Pledgors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Lenders under the Acquisition Loan Agreement, for the mutual benefit, directly and indirectly, of each of the Pledgors and in consideration of the undertakings of each of the Pledgors to accept joint and several liability for the obligations of each of them.

                  (b) Each of the Pledgors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Pledgors with respect to the payment and performance of all of the Secured Obligations arising under this Pledge Agreement and the other Loan Documents, it being the intention of the parties hereto that all the Secured Obligations shall be the joint and several obligations of each of the Pledgors without preferences or distinction among them.

                  (c) Notwithstanding any provision to the contrary contained herein, or in any other of the Loan Documents the obligations of each Guarantor under the Acquisition Loan Agreement and the other Loan Documents shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under Section 548 of the Bankruptcy Code or any comparable provisions of any applicable state law.

                  [Remainder of Page Intentionally Left Blank]

                            -Signature Pages Follow-

         Each of the parties hereto has caused a counterpart of this Pledge Agreement to be duly executed and delivered as of the date first above written.



BORROWER:          INFOCROSSING, INC., a Delaware corporation

                               By:  /s/ ZACH LONSTEIN
                                    -----------------
                               Name: Zach Lonstein
                               Title: Chief Executive Officer

GUARANTORS:        INFOCROSSING SOUTHEAST, INC.,
                   a Georgia corporation formerly known as Amquest, Inc.

                               By:  /s/ ZACH LONSTEIN
                                    -----------------
                               Name: Zach Lonstein
                               Title: Chief Executive Officer

                   INFOCROSSING WEST, INC., a California corporation formerly known as ITO Acquisition Corporation and doing business as Systems Management Specialists

                               By:  /s/ ZACH LONSTEIN
                                    -----------------
                               Name: Zach Lonstein
                               Title: Chief Executive Officer

                   Accepted and agreed to as
                   of the date first above written.

                   CAPITALSOURCE FINANCE LLC, as Agent

                               By:  /s/ JOSEPH TURITZ
                                   ------------------
                               Name: Joseph Turitz
                               Title: General Counsel

                                  Schedule 2(a)

                                       to

                                Pledge Agreement

                            dated as of July 29, 2004

                      in favor of CapitalSource Finance LLC

                                    as Agent

                                 PLEDGED SHARES



         PLEDGOR:  INFOCROSSING, INC.
                                                            Number of       Class of      Certificate    Percentage
                                                            ----------      ---------
                    Name of Subsidiary                        Shares          Stock         Number        Ownership
                    ------------------                        ------          -----         ------        ---------
  Infocrossing Southeast, Inc.                                1,000          Common            3            100%
  ETG, Inc.                                                 1,000,000        Common            3            100%
  Infocrossing Services, Inc.                                  100           Common            3            100%
  Infocrossing West, Inc.                                      100           Common            2            100%

  PLEDGOR:  INFOCROSSING SOUTHEAST, INC.
                                                            Number of       Class of      Certificate    Percentage
                                                            ---------       --------
               Name of Subsidiary                             Shares          Stock         Number        Ownership

  Infocrossing Services Southeast, Inc.                        100           Common            2            100%

  PLEDGOR:  INFOCROSSING WEST, INC.
                                                            Number of       Class of      Certificate    Percentage
                                                            ---------       --------
               Name of Subsidiary                             Shares          Stock         Number        Ownership

  Infocrossing Services West, Inc.                             100           Common            1            100%


                                  Schedule 4(a)

                                       to

                                Pledge Agreement

                            dated as of July 29, 2004

                      in favor of CapitalSource Finance LLC

                                    as Agent


                             Irrevocable Stock Power


    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to the following shares of capital stock of _________, a ____________ corporation:

                           No. of Shares                        Certificate No.
                           -----------                            ------------


and irrevocably appoints __________________________________ its agent and attorney-in-fact to transfer all or any part of such capital stock and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him.

                                               -------------------------------


                                   By:
                                      ------------------------------------------
                                                           Name:
                                                                -
                                                           Title: